UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2004

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

99    Registrant’s press release dated January 5, 2004

Item 9. Regulation FD Disclosure

The Registrant’s press release dated January 5, 2004, reporting the purchase of a manufacturing plant located in Morganton, North Carolina from Dana Corporation (“Dana”) and the beginning of an 8-year supply contract to furnish Dana with a wide range of drive train components, is furnished as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004	Sypris Solutions, Inc.

	By:	/s/ David D. Johnson

David D. Johnson Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s press release dated January 5, 2004